UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

INTERMUNE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29801	94-3296648
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3280 Bayshore Boulevard Brisbane, CA 94005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.

As previously disclosed in the Current Report on Form 8-K filed by InterMune, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (“SEC”) on August 25, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 22, 2014, with Roche Holdings, Inc., a Delaware corporation (“Parent”), and Klee Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”).  Pursuant to the Merger Agreement, on August 29, 2014, Purchaser commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.001 per share, of the Company (“Shares”), at a price of $74.00 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal”) filed as Exhibit (a)(1)(i) and Exhibit (a)(1)(ii), respectively, to the Schedule TO originally filed with the SEC by Purchaser and Parent on August 29, 2014.

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the Merger (as defined below), on September 29, 2014, the Company entered into (i) a third supplemental indenture (the “Third Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and Parent supplementing the Base Indenture, dated as of September 19, 2011, by and between the Company and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of September 19, 2011, by and between the Company and the Trustee (the “First Supplemental Indenture”, and the Base Indenture as modified and supplemented by the First Supplemental Indenture and the Third Supplemental Indenture, the “2018 Indenture”) relating to the Company’s 2.50% Convertible Senior Notes due 2018 (the “2018 Notes”), and (ii) a fourth supplemental indenture (the “Fourth Supplemental Indenture”) with the Trustee and Parent supplementing the Base Indenture, as supplemented by the Second Supplemental Indenture dated as of January 22, 2013, by and between the Company and the Trustee (the “Second Supplemental Indenture”, and the Base Indenture as modified and supplemented by the Second Supplemental Indenture and the Fourth Supplemental Indenture, the “2017 Indenture”) relating to the Company’s 2.50% Convertible Senior Notes due 2017 (the “2017 Notes”).

The 2018 Indenture and the 2017 Indenture shall be referred to collectively herein as the “Indentures” and each, an “Indenture”. The 2018 Notes and the 2017 Notes shall be referred to collectively herein as the “Notes”.

Pursuant to the Third Supplemental Indenture and the Fourth Supplemental Indenture, the 2018 Notes and the 2017 Notes, respectively, may now only be converted into the merger consideration that holders of Notes would have been entitled to receive upon the consummation of the Merger had each $1,000 principal amount of the 2018 Notes or the 2017 Notes been converted into a number of Shares equal to the prevailing Conversion Rate (as defined in the First Supplemental Indenture and the Second Supplemental Indenture, respectively) immediately prior to the consummation of the Merger. The Company’s conversion obligation with respect to Notes that are converted at any time after the consummation of the Merger will be fixed at an amount in cash equal to the prevailing Conversion Rate immediately prior to the consummation of the Merger multiplied by $74.00, without interest, which is the merger consideration payable for each Share outstanding immediately prior to the consummation of the Merger.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired at 12:00 midnight, New York City time, at the end of the day on September 26, 2014 (the “Expiration Date”). Citibank, N.A. (the “Depositary”) has advised that, as of 12:00 midnight, New York City time, at the end of the day on September 26, 2014, 96,362,877 Shares had been validly tendered (excluding all Shares delivered pursuant to guaranteed delivery instructions for which certificates have not yet been delivered) and not properly withdrawn pursuant to the Offer, representing approximately 79.42% of the outstanding Shares on a fully diluted basis as of the Expiration Date.  In addition, Notices of Guaranteed Delivery had been delivered for 8,633,836 Shares, representing approximately 7.12% of the outstanding Shares on a fully diluted basis as of the Expiration Date. The number of Shares validly tendered (excluding all Shares delivered pursuant to guaranteed delivery instructions for which certificates have not yet been delivered) and not properly withdrawn pursuant to the Offer satisfies the Minimum Tender Condition (as defined in the Merger Agreement).

All conditions to the Offer having been satisfied or waived, on September 29, 2014, Purchaser accepted for payment all Shares validly tendered and not properly withdrawn prior to the Expiration Date (the “Acceptance Time”), and payment of the Offer Price for such Shares will be made promptly.

On September 29, 2014, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Purchaser merged with and into the Company, with the Company being the surviving corporation (the “Merger”).  Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares owned by (i) the Company, any subsidiary of the Company, Parent, Purchaser and any other subsidiary of Parent and (ii) stockholders of the Company who have validly exercised their statutory rights of appraisal under the DGCL) was converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), subject to any required withholding taxes.

Each stock option outstanding immediately prior to the Effective Time, whether or not vested, became fully exercisable immediately prior to the Effective Time.  To the extent not exercised prior to the Effective Time, each stock option was converted into the right to receive the excess, if any, of (i) the Merger Consideration over the exercise price per share of the stock option, multiplied by (ii) the number of Shares subject to the stock option.  Each restricted stock unit or award of restricted shares outstanding immediately prior to the Effective Time was canceled and the holder became entitled to receive the Merger Consideration multiplied by the number of Shares subject to such restricted stock unit or award of restricted shares (with any applicable performance conditions deemed to be achieved at maximum performance).  The current purchase period under the Company Employee Stock Purchase Plan ended immediately after the Acceptance Time, and each accumulated payroll deduction was used to purchase Shares.  Such Shares were converted into the right to receive the Merger Consideration at the Effective Time.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $8.765 billion, without giving effect to related transaction fees and expenses.  Parent provided Purchaser with sufficient cash to consummate the Offer and the Merger.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 25, 2014 and is incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2014, in connection with the consummation of the Merger, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been consummated, and requested that the trading of Shares on NASDAQ be halted prior to market open on September 29, 2014 and that such trading be suspended and the listing of the Shares on NASDAQ be removed, in each case, prior to market open on September 30, 2014.  In addition, the Company requested that NASDAQ file with the SEC an application on Form 25 to delist the Shares from NASDAQ and to deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company intends to file with the SEC a Form 15 requesting the deregistration of the Shares under Section 12(g) of the Exchange Act and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.  Material Modification to Rights of Security Holders.

The information disclosed in the Introduction, Item 1.01, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01.  Change in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on September 29, 2014, a change of control of the Company occurred and the Company now is a wholly owned subsidiary of Parent.

The information disclosed in the Introduction, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

In connection with the Merger, and at the Effective Time, each of the eight directors of the Company immediately prior to the Effective Time (Daniel G. Welch, Jean-Jacques Bienaimé, Louis Drapeau, Lars Ekman, James I. Healy, David S. Kabakoff, Angus C. Russell and Frank Verwiel) voluntarily resigned from the Board of the Directors of the Company and Ian Clark, Bruce Resnick, David P. McDede, Frederick C. Kentz III, Roger Brown and Dr. Gottlieb A. Keller became the directors of the Company.  At the time the new directors were appointed, the Company had not determined on which committees, if any, of the Board of Directors of the Company they would serve.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”).  In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01. Other Events.

On September 29, 2012, the Company and Roche Holding Ltd, the ultimate parent company of Parent, issued a joint media release relating to the expiration of the Offer and the anticipation of consummating the Merger.  The joint media release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of August 22, 2014, by and among InterMune, Inc., Roche Holdings, Inc. and Klee Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on August 25, 2014).

3.1	Amended and Restated Certificate of Incorporation of InterMune, Inc.*
3.2	Amended and Restated Bylaws of InterMune, Inc.*
4.1
Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on September 19, 2011).

4.2
First Supplemental Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on September 19, 2011).

4.3
Second Supplemental Indenture, dated January 22, 2013, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on January 22, 2013).

4.4	Third Supplemental Indenture, dated September 29, 2014, between InterMune, Inc., Roche Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.*
4.5	Fourth Supplemental Indenture, dated September 29, 2014, between InterMune, Inc., Roche Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.*
99.1	Joint Media Release issued by Roche Holding Ltd and InterMune, Inc. on September 29, 2014.*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.

Date: September 29, 2014	By:	/s/ Andrew K. W. Powell
	Name:	Andrew K. W. Powell
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of August 22, 2014, by and among InterMune, Inc., Roche Holdings, Inc. and Klee Acquisition Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on August 25, 2014).

3.1	Amended and Restated Certificate of Incorporation of InterMune, Inc.*
3.2	Amended and Restated Bylaws of InterMune, Inc.*
4.1
Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on September 19, 2011).

4.2
First Supplemental Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on September 19, 2011).

4.3
Second Supplemental Indenture, dated January 22, 2013, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by InterMune, Inc. with the SEC on January 22, 2013).

4.4	Third Supplemental Indenture, dated September 29, 2014, between InterMune, Inc., Roche Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.*
4.5	Fourth Supplemental Indenture, dated September 29, 2014, between InterMune, Inc., Roche Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.*
99.1	Joint Media Release issued by Roche Holding Ltd and InterMune, Inc. on September 29, 2014.*

* Filed herewith